EXECUTION COPY



                    STOCKHOLDERS AGREEMENT dated as of November 22, 1998
               (this "Agreement"), among UNUM Corporation, a Delaware corporation ("UNUM"), and the individuals and other parties listed on Schedule A attached hereto (each, a "Stockholder" and, collectively, the "Stockholders").


          WHEREAS UNUM and Provident Companies, Inc., a Delaware corporation (the "Company"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement), providing for the merger of UNUM with and into the Company, with the Company as the surviving corporation in the merger (the "Merger"), upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS each Stockholder owns the number of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), set forth opposite his, her or its name on Schedule A attached hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, warrants or similar instruments), being collectively referred to herein as the "Subject Shares"); and

          WHEREAS as a condition to its willingness to enter into the Merger Agreement, UNUM has requested that each Stockholder enter into this Agreement.


          NOW, THEREFORE, to induce UNUM to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties agree as follows:

          1. Agreement to Vote Shares. (a) Subject to Section 1(b) hereof, each of the Stockholders agrees during the term of this Agreement to vote the Subject Shares as to which it has voting power or control, in person or by proxy, in favor of the Merger, the adoption and approval of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement at every meeting of the stockholders of the Company at which such matters are



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considered and at every adjournment thereof (each, a "Stockholder Meeting").

          (b) Notwithstanding anything to the contrary contained herein, the obligations of the Stockholders pursuant to Section 1(a) hereof with respect to matters to be considered at any Stockholder Meeting are subject to the following conditions:

          (i) the Form S-4 (as defined in the Merger Agreement) to be filed with the Securities and Exchange Commission (the "SEC") by the Company under the Securities Act of 1933, as amended (the "Securities Act"), to register the shares of Common Stock to be issued by the Company in the Merger shall have become effective under the Securities Act and, as of the date of such Stockholder Meeting, shall not be the subject of any stop order or proceeding by the SEC seeking a stop order;

          (ii) neither the Board of Directors of the Company nor any committee thereof shall have withdrawn or modified, in a manner adverse to UNUM, its approval or recommendation of the Merger or the Merger Agreement pursuant to Section 4.02(b) of the Merger Agreement; and

          (iii) no amendment or modification of the Merger Agreement shall have been effected which reduces the Ratio.

          2. No Other Grant of Proxy. The Stockholder will not, directly or indirectly, grant any proxies or powers of attorney with respect to the Subject Shares (other than in connection with matters proposed by the Company at an annual meeting of the Company) to any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity (each, a "person") other than UNUM or any person designated in writing by UNUM.

          3. No Voting Trusts. Each of the Stockholders agrees that such Stockholder will not, nor will such Stockholder permit any entity under such Stockholder's control to, deposit any of such Stockholder's Subject Shares in a voting trust or subject any of its Subject Shares to any arrangement with respect to the voting of the Subject Shares inconsistent with this Agreement.

          4. Affiliate Agreement. If, at the time the Merger Agreement is submitted for approval to the stock-

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holders of the Company, a Stockholder is an "affiliate" of the Company for purposes of qualifying the Merger for pooling-of-interests accounting treatment under Opinion 16 of the Accounting Principles Board and applicable SEC rules, regulations and interpretations thereunder, such Stockholder shall deliver to UNUM at least 30 days prior to the Closing Date a written agreement substantially in the form attached as Exhibit C-2 to the Merger Agreement.

          5. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity, and neither party will oppose the granting of such relief on the basis that the other party has an adequate remedy at law.

          6. Term and Termination. Subject to Section 11(f), the term of this Agreement shall commence on the date hereof, and such term and this Agreement shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms and (iii) the date of any amendment or modification of the Merger Agreement, or other agreement entered into in connection therewith, or action taken (including any waiver of the terms of the Merger Agreement) by the Company or UNUM which (A) reduces the Ratio or otherwise alters the Ratio in a manner adverse to the Stockholders or holders of Company Common Stock generally, (B) grants to the stockholders of UNUM any securities or other rights or requires UNUM or the Company to take any action which would have the effect of altering the relative interests of the stockholders of UNUM and the stockholders of the Company implied by the Ratio, (C) alters the provisions of Section 5.16 of the Merger Agreement, (D) extends the date set forth in Section 7.01(b)(i) of the Merger Agreement or (E) waives, amends or modifies the provisions of
Section 6.03(c) of the Merger Agreement. Upon any such termination, no party shall have any further obligations or liabilities hereunder.

          7. Certain Events. (a) Except as provided for by Section 7(b) hereof, each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Subject Shares and shall be binding upon any

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person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder's heirs, guardians, administrators or successors. In the event of any stock split, stock dividend, merger, reorganization, recapitaliza-tion or other change in the capital structure of the Company affecting the Common Stock, or the acquisition of additional shares of Common Stock or other voting securities of the Company by any Stockholder, the number of Subject Shares listed in Schedule A beside the name of such Stockholder shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Common Stock or other voting securities of the Company issued to or acquired by such Stockholder.

          (b) Notwithstanding the foregoing, Section 7(a) shall not apply, and the obligations of Section 1(a) shall not continue, with respect to Subject Shares that are the subject of charitable contributions or bona fide gifts (as described in Section 2522 of the Internal Revenue Code of 1986, as amended) made by (i) The Maclellan Foundation, Inc. in an amount not to exceed 350,000, (ii) The R.J. Maclellan Trust For The Maclellan Foundation, Inc. in an amount not to exceed 250,000 and (iii) Hugh O. Maclellan, Jr., Kathrina H. Maclellan and Charlotte M. Heffner, in amounts for each such person not to exceed .05% of the total outstanding number of shares of Common Stock as of the date hereof (such Subject Shares are collectively referred to herein as the "Excluded Charitable Shares").

          (c) Each Stockholder agrees that such Stockholder will tender to the Company, prior to any transfer, offer to transfer or agreement to transfer any Subject Shares (other than Excluded Charitable Shares), by sale, gift or otherwise, any and all certificates representing such Subject Shares in order that the Company may inscribe upon such certificates the legend in accordance with Section 5.18 of the Merger Agreement and the Company shall thereafter cause such certificates to be returned to such Stockholder within three business days of the Company's receipt thereof in accordance with such Section 5.18.

          8. Stockholder Capacity. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company (or who has been designated to the Board of Directors of the Company by a Stockholder) makes (or shall be deemed to have made) any agreement or understanding herein in his or her capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder signs solely in its, his or her capacity as the record and/or beneficial owner, as

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applicable, of such Stockholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Stock holder (or a designee of a Stockholder) in his or her capacity as an officer or director of the Company in exercising its rights under the Merger Agreement.

          9. Entire Agreement; No Third Party Beneficiaries; Amendment; Waiver. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each of the parties hereto. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

          10. Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be in writing and shall be deemed to have been duly given if mailed, by first class or registered mail, three (3) business days after deposit in the United States Mail, or if telexed or telecopied, sent by telegram, or delivered by hand or reputable overnight courier, when confirmation is received, in each case as follows:

         If to the Stockholders, to the addresses listed on Schedule A hereto.

         With a copy to:

         King & Spalding
         1185 Avenue of the Americas
         New York, New York 10036-4003
         Attention:  E. William Bates, II, Esq.
         Telephone:  (212) 556-2240
         Facsimile:  (212) 556-2222

         And a copy to:

         Carter Ledyard & Milburn
         2 Wall Street
         New York, New York 10003
         Attention:  Richard Covey, Esq.
         Telephone:  (212) 732-3200
         Facsimile:  (212) 944-9738


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         If to UNUM, in accordance with Section 8.02 of the Merger Agreement;


or to such other persons or addresses as may be designated in writing by the party to receive such notice. Nothing in this Section 10 shall be deemed to constitute consent to the manner and address for service of process in connection with any legal proceeding (including litigation arising out of or in connection with this Agreement), which service shall be effected as required by applicable law.

          11.  Miscellaneous.
               --------------

          (a) When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpreta-tion of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

          (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

          (c) If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

          (d) This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.


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          (e) Except as provided for by Section 7 hereof, neither this
Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Stockholder, on the one hand, without the prior written consent of UNUM, nor by UNUM, on the other hand, without the prior written consent of the Stockholders, except that UNUM may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned subsidiary of UNUM; provided that notwithstanding such assignment UNUM shall remain liable for performance of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          (f) The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by UNUM and the Company. Nothing contained in this Agreement shall be construed as containing any liability on the part of the Stockholders under the Merger Agreement.


          IN WITNESS WHEREOF, UNUM has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

                                        UNUM CORPORATION


                                        By: /s/ James F. Orr III
                                            ---------------------------
                                            James F. Orr III



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                                        STOCKHOLDERS:


                                        /s/ Hugh O. Maclellan, Jr.
                                        --------------------------------
                                        Hugh O. Maclellan, Jr.


                                        /s/ Kathrina H. Maclellan
                                        --------------------------------
                                        Kathrina H. Maclellan


                                        /s/ Charlotte M. Heffner
                                        --------------------------------
                                        Charlotte M. Heffner

                                        THE MACLELLAN FOUNDATION, INC.

                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.
                                            President



                                        THE R.J. MACLELLAN TRUST FOR THE
                                        MACLELLAN FOUNDATION, INC.


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee


                                        By: /s/ Kathrina H. Maclellan
                                            ---------------------------
                                            Kathrina H. Maclellan,
                                            Trustee


                                        By: /s/ Dudley Porter, Jr.
                                            ---------------------------
                                            Dudley Porter, Jr., Trustee



                                        THE HELEN M. TIPTON FOUNDATION,
                                        INC.


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.
                                            President



                                        THE R.J. MACLELLAN TRUST FOR THE
                                        R.L. MACLELLAN FAMILY


                                        By: /s/ Kathrina H. Maclellan
                                            ---------------------------
                                            Kathrina H. Maclellan,
                                            Trustee


                                        By: /s/ Dudley Porter, Jr.
                                            ---------------------------
                                            Dudley Porter, Jr., Trustee

                                        THE CORA L. MACLELLAN TRUST FOR
                                        THE R.L. MACLELLAN FAMILY


                                        By: /s/ Kathrina H. Maclellan
                                            ---------------------------
                                            Kathrina H. Maclellan,
                                            Trustee


                                        By: /s/ Dudley Porter, Jr.
                                            ---------------------------
                                            Dudley Porter, Jr., Trustee



                                        THE R.J. MACLELLAN TRUST FOR THE
                                        HUGH O. MACLELLAN, SR. FAMILY


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee



                                        THE CORA L. MACLELLAN TRUST FOR
                                        THE HUGH O. MACLELLAN, SR.
                                        FAMILY


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee



                                        TRUST U/A HUGH O. MACLELLAN, SR.
                                        DATED 11/19/66 FOR THE BENEFIT
                                        OF CATHERINE H. MACLELLAN


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee




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                                        TRUST U/A HUGH O. MACLELLAN, SR.
                                        DATED 7/8/68 FOR THE BENEFIT OF
                                        DANIEL O. MACLELLAN


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee



                                        TRUST U/A HUGH O. MACLELLAN, SR.
                                        DATED 3/12/64 FOR THE BENEFIT OF
                                        CHRISTOPHER H. MACLELLAN


                                        By: /s/ Hugh O. Maclellan, Jr.
                                            ---------------------------
                                            Hugh O. Maclellan, Jr.,
                                            Trustee

                                                                 SCHEDULE A

                                    Number of                 Percentage of
                                   Outstanding              Voting Power of
        Stockholder                Shares Owned               the Company1


Hugh O. Maclellan, Jr.               1,544,054                 1.14%

Kathrina H. Maclellan                2,756,283                 2.04%

Charlotte M. Heffner                   915,390                 0.68%

The Maclellan Foundation, Inc.      15,484,693                11.44%

The R.J. Maclellan Trust For         6,583,160                 4.86%
The Maclellan Foundation, Inc.

The Helen M. Tipton                  3,327,454                 2.46%
Foundation, Inc.

The R.J. Maclellan Trust For         1,076,690                 0.80%
The R.L. Maclellan Family

The Cora L. Maclellan Trust          1,071,640                 0.80%
For The R.L. Maclellan Family

The R.J. Maclellan Trust For The     1,045,230                 0.77%
Hugh O. Maclellan, Sr. Family

The Cora L. Maclellan Trust          1,037,390                 0.77%
For The Hugh O. Maclellan, Sr.
Family

Trust U/A Hugh O. Maclellan, Sr.       102,182                 0.08%
Dated 11/19/66 For The Benefit
Of Catherine H. Maclellan

Trust U/A Hugh O. Maclellan, Sr.       102,120                 0.08%
Dated 7/6/68 For The Benefit
Of Daniel O. Maclellan

Trust U/A Hugh O. Maclellan, Sr.        94,870                 0.07%
Dated 3/12/64 For The Benefit
Of Christopher H. Maclellan


--------
   1 Based on 135,406,403 total shares outstanding as of November 17, 1998.